UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2005

Commission File Number 1-13873

STEELCASE INC.

Michigan	38-0819050
(State of incorporation)	(IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)

(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure.

Earlier today, Steelcase Inc. (“the Company”) reported its second quarter fiscal 2006 results by filing its earnings release and conducting a conference call and webcast.  Due to a technical problem, members of the public may not have heard the entire webcast transmission of the call with investors and analysts.

A replay of the entire call along with accompanying presentations slides is now available and can be accessed through the Company’s website at www.steelcase.com/ir through October 19, 2005.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

Date: September 19, 2005

/s/ James P. Keane

James P. Keane
Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)